Famous Dave's of America, Inc.
Nasdaq: DAVE


Famous Dave's
BBQ · BURGERS · BEER
Famous Dave's
BBQ · BURGERS · BEER

INVESTOR PRESENTATION
MARCH 2019

SAFE HARBOR STATEMENT

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses non-GAAP measures including those indicated below. These non-GAAP measures exclude significant expenses and income that are required by GAAP to be recorded in the Company's consolidated financial statements and are subject to inherent limitations. By providing non-GAAP measures, together with a reconciliation to the most comparable GAAP measure, the Company believes that it is enhancing investors' understanding of the Company's business and results of operations. These measures are not intended to be considered in isolation of, as substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP. The non-GAAP measures presented may be different from the measures used by other companies. The Company urges investors to review the reconciliation of its non-GAAP measures to the most directly comparable GAAP measure, included in the accompanying financial tables.

Adjusted net income (loss) from continuing operations is net income (loss) from continuing operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, net (loss) gain on disposal of equipment, stock-based compensation, severance, and the related tax impact. This number is divided by the weighted-average number of basic shares of common stock outstanding during each period presented to arrive at adjusted net income (loss) from continuing operations, per share. Adjusted EBITDA is net income (loss), including discontinued operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, depreciation and amortization, interest expense, net, net (loss) gain on disposal of equipment, stock-based compensation, severance and provision (benefit) for income taxes.

Forward-Looking Statements

Statements in this press release that are not strictly historical, including but not limited to statements regarding the timing of the Company's restaurant openings and the timing or success of refranchising plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, which may cause the Company's actual results to differ materially from expected results. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectation will be attained. Factors that could cause actual results to differ materially from Famous Dave's expectation include financial performance, restaurant industry conditions, execution of restaurant development and construction programs, franchisee performance, changes in local or national economic conditions, availability of financing, governmental approvals and other risks detailed from time to time in the Company's SEC reports.

COMPANY OVERVIEW[1]

Nasdaq: DAVE

Net Sales **$55 MM**	System-wide Sales **$358 MM**	
Corp. SSS Growth **+2.7%**	TTM AEBITDA **$7.7 MM**	TTM CAPEX **$0.953 MM**
Market Capitalization[2] **$49 MM**	Net Cash **$8.9 MM**	EV / Adj. EBITDA **5.4x**

DAVE trades significantly below average M&A transaction multiple of 14.5x

Recent Comparable Transactions

Target Company	EV/Adj.EBITDA	% Franchised
Sonic Corp	15.5x	94%
IRG	15.0x	97%
ZOES Kitchen	16.6x	1%
Buffalo Wild Wings	11.25x	50%
Average	**14.5x**	**60%**

[1] Financials as of year ended December 30, 2018 (Source: Company 10K)
[2] Market data as of March 7, 2019 (Source: Bloomberg)

FRANCHISE NETWORK ACROSS THE U.S.



22 Company-owned locations

127 Franchised restaurants in 33 states

>80% Franchised

Nasdaq: DAVE Capitalization

- 9.1 MM Shares outstanding
- 384k Options at avg strike of $7.43
- 189K Restricted shares
- 9.7 MM Fully diluted shares
- $2.7 MM Total debt

COMPANY OVERVIEW

BACKGROUND

- Founded by legendary, Dave Anderson, who has 700+ BBQ awards
- Famous Dave's is one of the largest BBQ chains in the U.S.
- Directors and officers beneficially own 42.2% of the company[1]
- New CEO Jeff Crivello from Patrick Walsh's PW Partners focused on restaurant level profitability, brand evolution, and growth

[1]Ownership as of most recent filing

COMPANY SAME STORE SALES	
Q3 2017	0.90%
Q4 2017	8.00%
Q1 2018	5.20%
Q2 2018	1.20%
Q3 2018	2.10%
Q4 2018	2.20%

Healthy Same Store Sales Growth Despite Challenging Environment!







GROWTH DRIVERS

OPERATIONAL IMPROVEMENT

- COGS & overhead mitigation
- Roll out remodels to franchise network (Coon Rapids)
- Use excess capacity at traditional boxes (improve economics)

ORGANIC OPPORTUNITIES

- Build new "small box" with best-in-class economics
- New app & rewards program
- Open Clark Crew BBQ in Oklahoma
- Catering, 3rd party delivery, "virtual kitchens," store refreshes

ACQUISITIVE GROWTH

- Acquire immediately accretive brands with long runways
- Buy-in franchisees' units at immediately accretive prices








Famous Dave's

ORGANIC GROWTH

DEVELOP FAMOUS DAVE'S "SMALL BOX"

- Build 2 corporate stores to prove favorable economics
- Expand unit growth with smaller box via franchising
- Smaller box will focus on:
  - Capturing efficiencies & same store sales growth
  - Quality & guest experience
  - High-touch customer technology initiatives
  - Off premise 3rd party deliveries

BRAND EXPANSION: CLARK CREW BBQ

- Launch new concept Clark Crew BBQ in Oklahoma City
- Leverage Legendary Pitmaster, Travis Clark, in a brand with potential partnerships

REFRESHING EXISTING STORES

- With economics proven at Coon Rapids, refresh stores to drive positive traffic and sales growth

GHOST RESTAURANT INITIATIVE (VIRTUAL RESTAURANT)

INCREASE PRICES WHERE WE ARE CURRENTLY UNDER MARKET

NEW SMALL BOX: BEST-IN-CLASS ECONOMICS

	Small Box Target	Traditional Box
Square Foot Range	1,500 - 3,000	6,000 - 8,000
Investment Cost	$500 - 700k	$1.1m - 4.5 MM
Payback Target	2-3 Years	4+ Years

Off Premise Focus



>50%
Off-premise

50% off premise currently portends well for smaller box

MISSION: OPERATIONAL EXCELLENCE

IMPROVING "TRADITIONAL BOX" ECONOMICS:

- Price increases where we are currently under market
- Drive down food & labor costs
- Improve training & guest experience scores
- Roll out successful remodel design (Coon Rapids) to franchise network
- Drive traffic with new marketing program, digitization, and delivery partnerships
- Utilize excess capacity at traditional boxes with delivery & catering

COON RAPIDS – SUCCESSFUL REMODEL




BAR
WELCOME
AMERICA'S
BEST RIBS

COON RAPIDS – CASE STUDY


Famous Dave's
BBQ • BURGERS • BEER


BAR
WELCOME
AMERICA'S
BEST RIBS

COON RAPIDS REMODEL

- Proven, scalable, founder-inspired design
  - Comping: +**10.3%**
  - Traffic increase: +**9.9%**
- Fun energetic atmosphere with more colors, TVs, and music
- Developed & tested new menu to push the brand forward
- Expanded delivery and catering capabilities
  - Delivery & catering make up 40% of sales
- Improve traditional box economics through store refreshes
  - Targeting a 2-3 year payback on remodels

Source: Internal Company Data


WE SMOKE IT SLOW
TO GO
Famous Dave's
YOU GET THE FAME
CHOOSE YOUR PICKUP LOCATION

IMPROVED GUEST EXPERIENCE

DELIVERY

- Focus on delivery partnerships to use excess capacity in kitchens
  - Added $1000/store per week at corporate locations through this initiative

TECHNOLOGY & MARKETING

- Drive downloads on new Famous Dave's mobile app to drive traffic and online ordering through staff training
  - Focus on "Famous Nation" rewards program to drive customer loyalty
  - Use customer analytics to enhance experience and drive frequent visits and higher checks
- New customer engagement strategy with personalized marketing to drive frequency and spend (Mobivity)
- Leverage 2018 technology investments in app and POS to improve experience

ACQUISITIVE GROWTH OPPORTUNITIES

BUY FRANCHISE LOCATIONS

- Opportunistically acquire franchisees' units at attractive multiples in strong markets
- Grow unit adjusted EBITDA through operational improvements

EXTERNAL ACQUISITIONS OF SOLID BRANDS

- Acquire solid brands with cost synergies that adhere to the following strict criteria:
  - Immediately Accretive
  - Attractive EBITDA Multiple
  - Healthy SSS Trend
  - Opportunity to Franchise
  - 3-4 year payback

FRANCHISE NETWORK ACROSS THE U.S.



INVESTMENT SUMMARY

- Currently, trading at 5.4x EV/ Adj. EBITDA with >80% franchised
- Delivering profitable growth through operational improvement, opportunistic acquisitions, and plan to expand unit count
- Focus on newly developed small box with best-in-class unit-level economics to grow unit count organically
- Fully aligned, seasoned management team dedicated to creating shareholder value

APPENDIX

ADJUSTED EBITDA RECONCILIATION

FAMOUS DAVE'S OF AMERICA, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATION

(in thousands, except per share data)	Three Months Ended (unaudited)				Year Ended (unaudited)			
	December 30, 2018		December 31, 2017		December 30, 2018		December 31, 2017	
Net income (loss) from continuing operations	$	1,070	$	(1,501)	$	4,862	$	(6,666)
Asset impairment and estimated lease termination and other closing costs		2		(194)		145		6,816
Net loss on disposal of equipment		—		7		29		70
Stock-based compensation		53		130		278		313
Severance		—		287		58		796
Tax adjustment		13		1,168		(68)		(919)
Adjusted net income (loss) from continuing operations	$	1,138	$	(103)	$	5,304	$	410
Basic adjusted net income (loss) per common share from continuing operations	$	0.13	$	(0.01)	$	0.62	$	0.06
Diluted adjusted net income (loss) per common share from continuing operations	$	0.13	$	(0.01)	$	0.62	$	0.06
Weighted average common share outstanding - basic		9,092		7,195		8,599		7,015
Weighted average common share outstanding - diluted		9,098		7,195		8,624		7,015
Net income (loss)	$	1,070	$	(3,802)	$	4,862	$	(8,123)
Asset impairment and estimated lease termination and other closing costs		2		(513)		145		6,497
Depreciation and amortization		281		528		1,264		3,396
Interest expense, net		28		232		371		721
Net loss on disposal of equipment		—		3,744		29		3,808
Stock-based compensation		53		130		278		313
Severance		—		287		58		796
Provision (benefit) for income taxes		(208)		708		729		(1,747)
Adjusted EBITDA	$	1,226.00	$	1,314.00	$	7,736.00	$	5,661.00

BALANCE SHEET SUMMARY

FAMOUS DAVE'S OF AMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(in thousands)	December 30, 2018 (unaudited)		December 31, 2017 (unaudited)	
Cash and equivalents	$	11,598	$	8,836
Current assets		19,202		16,784
Property, plant & equipment		10,385		11,442
Intangible assets		1,489		1,840
Other long-term assets		7,280		6,841
Total assets	$	**38,356**	$	**36,907**
Current liabilities		8,912		10,335
Long term debt, less current portion		2,411		7,932
Other long term liabilities		4,492		5,159
Total liabilities		15,815		23,426
Stockholders' equity		22,541		13,481
Liabilities and stockholders' equity	$	**38,356**	$	**36,907**


Famous Dave's
BBQ · BURGERS · BEER
Famous Dave's
BBQ · BURGERS · BEER

Nasdaq: DAVE

Investor Contacts:

Paul Malazita, CFO
Paul.malazita@famousdaves.com

Peter Seltzberg, IR
Pseltzberg@darrowir.com

THANK YOU